WireCo WorldGroup Q1 2014 Investor Call

Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward- looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes”, “continues,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. Factors that could cause or contribute to such differences include, but are not limited to: the general economic conditions in markets and countries where we have operations; risks associated with our non-U.S. operations; our ability to implement and maintain sufficient internal controls; foreign currency exchange rate fluctuations; the competitive environment in which we operate; changes in the availability or cost of raw materials and energy; risks associated with our manufacturing activities; our ability to meet quality standards; our ability to protect our trade names; violations of laws and regulations; the impact of environmental issues and changes in environmental laws and regulations; our ability to successfully execute and integrate acquisitions; comparability of our specified scaled disclosure requirements applicable to emerging growth companies; labor disturbances, including any resulting from suspension or termination of our collective bargaining agreements; our significant indebtedness; covenant restrictions; the interests of our principal equity holder may not be aligned with the holders of our 9.5% Senior Notes; and credit-rating downgrades. More detailed information about factors that could affect future performance or results may be found in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent reports. Forward-looking statements should not be relied upon as a guarantee of future performance or results, nor will they prove to be accurate indications of the times at or by which any such performance or results will be achieved. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time. Non-GAAP Financial Measures Some of the information included in this presentation is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “Non-GAAP Financial Measures” under SEC rules. These Non-GAAP Financial Measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation. These Non-GAAP Financial Measures are provided as a means to enhance communications with security holders by providing additional information regarding our operating results and liquidity. Management uses these Non-GAAP Financial Measures in evaluating our performance and in determining debt covenant calculations. Any reference during the discussion today to EBITDA means Adjusted EBITDA or Acquisition Adjusted EBITDA, for which we have provided reconciliations in the Appendix. 2 Cautionary Statements

Steel (73%) Large diameter, highly engineered rope and electrical signal transmission cable Engineered specialty wire products used in industrial end markets Highly engineered, made-to-order synthetic ropes and technical products that have strength characteristics of steel but weigh significantly less Synthetic (27%) Highly engineered plastic molding from recycled materials used in a variety of industrial, structural and oil and gas applications Rope (76% of Sales) Broad Product Offering Specialty Wire (16% of Sales) Engineered Products (8% of Sales) Rope: Diverse End Market Applications Oil & Gas Industrial and Infrastructure Fishing Maritime Mining Structures Note: Percentages shown as % Q1 2014 Sales 3 WireCo Overview

2013A 2014A $222.6 $210.5 2013A 2014A $37.6 $36.5 Sales Q 1 ($ M ill io n s)  Q1 sales of $210.5 million, $36.5 million Adjusted EBITDA and $12.3 million of Free Cash Flow – Sales and earnings continuing positive trend in quarterly results – Year over year sales decline primarily driven by Engineered Products  Q1 2014 Adjusted EBITDA Margin of 17.3% vs. Q1 2013 of 16.9% – Ownership of P&L throughout organization leading to margin improvements  Q1 2014 Free Cash Flow generation of $12.3 million versus $0.5 million in Q1 2013 – Focus on working capital and more rigorous application of ROI-based capital spending Adjusted EBITDA(1) Free Cash Flow(1) ($ M ill io n s ) ($M ill io n s) 16.9% 17.3% Continued Improvement to Adjusted EBITDA Margin and Free Cash Flow 2013A 2014A $0.5 $12.3 4 Financial Overview (1) Adjusted EBITDA and Free Cash Flows are Non-GAAP measures. See appendix for reconciliations

Positive momentum in quarterly results $33.8 $33.9 $37.6 $31.0 $35.7 $35.0 $36.5 16.6% 16.1% 16.9% 16.3% 17.5% 17.1% 17.3% Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 $204.1 $210.3 $222.6 $189.8 $203.8 $204.9 $210.5 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 3% 7% 6% 1% 3% (15%) Pro Forma Sales(1) Acquisition Adjusted EBITDA(1) ($ millions) ($ millions) $(10) $(6) $1 $(17) $33 $11 $12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 ($ millions) Free Cash Flow(1) 5 Quarterly Sales and Earnings (1) Pro Forma Sales, Acquisition Adjusted EBITDA and Free Cash Flows are Non-GAAP measures. See appendix for reconciliations

 Q1 net debt(2) decrease to $833 million  $56 million of Free Cash Flow generation since Q3 2013 Net Debt Trend(1) 6 Q1 Free Cash Flow Generation of $12.3 Million $867 $873 $872 $889 $856 $845 $833 6.78 x 6.06 x 6.07 x 6.53 x 6.20 x 6.07 x 6.03 x 5.00 x 5.20 x 5.40 x 5.60 x 5.80 x 6.00 x 6.20 x 6.40 x 6.60 x 6.80 x $800 $810 $820 $830 $840 $850 $860 $870 $880 $890 $900 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Net Debt Net Leverage ($ millions) (1) Does not include unrealized synergies (2) Net Debt is a Non-GAAP measure. See appendix for reconciliation

$268 $248 $239 $244 $235 $228 $240 145 137 128 151 139 136 138 100 110 120 130 140 150 160 $200 $210 $220 $230 $240 $250 $260 $270 $280 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 DSI $ ( m illio ns ) Inventory, net Days sales in inventory (DSI) Linear (Inventory, net) $160 $153 $174 $172 $160 $149 $160 70 66 70 82 71 65 68 2 22 42 62 82 102 122 142 $135 $140 $145 $150 $155 $160 $165 $170 $175 $180 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 DSO $ ( mi llio ns ) AR Days sales outstanding (DSO) Linear (AR) $91 $83 $84 $83 $74 $76 $89 49 46 45 51 44 45 50 2 12 22 32 42 52 62 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 DPO $ ( m illio ns ) AP Days payables outstanding (DPO) Linear (AP) $337 $318 $329 $333 $321 $301 $311 166 157 153 181 166 156 156 135 140 145 150 155 160 165 170 175 180 185 280 290 300 310 320 330 340 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Cash Conv ersion$ ( m illio ns ) NWC Cash conversion cycle Linear (NWC) Inventory Adjusted Working Capital(1) A/P  Cash conversion days have decreased by 25 days since Q2 2013  Q1 2014 adjusted working capital 37.0% of sales A/R 7 Working Capital Metrics (1) Adjusted working capital is a Non-GAAP measure. See appendix for reconciliation AWC % of L3M Sales Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 41.0% 38.1% 36.9% 43.9% 39.4% 36.7% 37.0%

Sales Var. QoQ 6.2% (14.8%) 7.4% 0.5% 2.7% Adj. Gross Profit Var. QoQ - (16.8%) 12.9% 2.1% 0.7% Adj. SG&A Var. QoQ - (15.7%) 9.5% 8.4% (4.1%) Adj. EBITDA Var. QoQ 10.9% (17.5%) 15.2% (2.0%) 4.3% Sales Var. YoY(2) (3.5%) (17.2%) (2.5%) (2.3%) (5.5%) Adj. Gross Profit Var. YoY - - - - (2.4%) Adj. SG&A Var. YoY - - - - (4.0%) Adj. EBITDA Var. YoY (2) (1.0%) (19.1%) 5.5% 3.3% (2.9%) 2013 2014 FY Q1 Q2 Q3 Q4 Q1 2013 Sales $222.6 $189.8 $203.8 $204.9 $210.5 $821.1 Adj. Gross Profit (1) $63.0 $52.4 $59.1 $60.4 $60.8 $234.9 Adj. Gross Margin (1) 28.3% 27.6% 29.0% 29.5% 28.9% 28.6% Adj. SG&A (1) $25.4 $21.4 $23.4 $25.4 $24.3 $95.7 Adj. SG&A Margin (1) 11.4% 11.3% 11.5% 12.4% 11.6% 11.6% Adj. EBITDA (1) $37.6 $31.0 $35.7 $35.0 $36.5 $139.2 Adj. EBITDA Margin(1) 16.9% 16.3% 17.5% 17.1% 17.3% 17.0% ($ millions) (1) See appendix for Adjusted Gross Profit, SG&A, and EBITDA reconciliations. (2) Variances consider pro forma sales and Adjusted EBITDA 8 Income Statement Results

2013 2014 Q1 Q2 Q3 Q4 Q1 Free Cash Flow(1) $1 ($17) $33 $11 $12 Interest Paid $6 $31 $6 $29 $5 CapEx $11 $7 $4 $7 $3 Free Cash Flow NOTES: (1) Defined as change in Net Debt. See appendix for reconciliation of non-GAAP measure (2) Defined as Inventory and Accounts Receivable less Accounts Payable. See appendix for Adjusted Working Capital reconciliation. (3) Defined as AWC over L3M Sales. (4) Net Debt is a Non-GAAP measure. See appendix for reconciliation (5) Calculation does not include unrealized synergies Adjusted Working Capital (2) $329 $333 $321 $301 $311 AWC % of Sales (3) 36.9% 43.9% 39.4% 36.7% 37.0% Net Debt(4) $872 $889 $856 $845 $833 Net Leverage(5) 6.07x 6.53x 6.20x 6.07x 6.03x Net Senior Secured Leverage(5) 2.54x 2.80x 2.52x 2.43x 2.36x Balance Sheet 9 Free Cash Flow and Balance Sheet Results ($ millions)

Rope Update

WireCo WorldGroup

Sales Results



($ millions)
Q1 LTM Rope Sales: $606.4
$145.6
$147.7
$153.5
$159.6
Q2 '13
Q3 '13
Q4' 13
Q1' 14

Rope Performance

- 4% Sales growth Q/Q
- Continued momentum in Oil and Gas
- Strength in fishing performance









Market Outlook & Trends

	Oil & Gas	Industrial and Infrastructure	Mining	Fishing	Maritime	Structures
Market Outlook						
WireCo Notes	- *Q1 Rig Counts increased 3.4% Globally vs. Q4 '13[1]* - *New customer activity in onshore* - *Strength in offshore*	- *Three quarters of growth for WireCo* - *European markets stabilized* - *OEMs production to remain constant* - *China remains weak*	- *Continued pressure on commodity prices* - *Lower level of spending from operators* - *Several initiatives to combat market conditions*	- *New Product Development* - *Improving performance* - *South American aquaculture* - *Mauritania open*	- *Market suffering with less cargo shipped and low freight rates* - *New ship builds due to more efficient shipping despite market conditions*	- *Project shipments staggered* - *US and European Infrastructure spending modest improvement*



[1]Source: Baker Hughes.

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Mission-Critical Products with Recurring Revenue

WireCo® WorldGroup

	Oil and Gas	Industrial and Infrastructure	Mining	Maritime	Fishing
Products	Drill lines Sand lines Tubing lines Riser tensioners Buoy pendant lines Anchor lines Electromechanical Cable	Hoist lines Auxiliary hoists Boom hoists Trolley lines Boom pendants	Drag lines Dragline hoists Shovel hoists Crowd and retract ropes Boom pendants Shaft ropes Balance ropes	Ship mooring Tug lines Ship cranes Heavy lifting ropes Dredging wires	Nets Trawling Pelagic Fish Farm Pot Ropes Wire Ropes
Example	**Drill Lines**	**Hoist Lines**	**Shovel Hoists**	**Tug Lines**	**Tuna Nets**
Primary Application	Oil and Gas Exploration	Cranes	Coal and Copper Mining	Ship assist and Towing	Commercial Fishing
Cost	~$25K	~$1K – $250K	~$20K	~$25K	~$700K-$1M
Estimated Replacement Cycle	**6-12 months**	**1-4 years**	**2-4 months**	**12-18 months**	**3-4 years**
Estimated % Replacement	**~95% of business**	**~70%-80% of business**	**~95% of business**	**~90% of business**	**~90% of business**

Due to mission-critical nature, customers choose product based on quality, service and engineering support. Rigorous operating conditions require frequent replacement, generating a steady stream of recurring revenue.









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 Acquired majority of the assets of Endenburg B.V. on April 16, 2014 – Distributor of steel and synthetic ropes and slings serving the maritime, offshore and heavy lifting markets based in Gouda, Holland – Purchase price of ~$5 million  Facility, assets and employees serving as foundation for new Crane Center – Complementary fit for strategic initiative to grow our crane market position – Acquisition accelerated opening of crane center by one year  Maritime, Offshore and Heavy Lift business to be serviced from our existing facility in Dordrecht, Holland under Lankhorst Ropes brand European Crane Center Benefits – Enhanced service capabilities and faster delivery for existing WireCo customers – Key stocking location for Casar and Oliveira ropes – Improved logistics for international markets – Critical element to offensive market strategy – Strengthens expertise and position in maritime and heavy lift markets – Broader product offering for customers with access to WireCo steel and synthetic factories – Leverages existing infrastructure to support growth Maritime, Offshore & Heavy Lift Benefits 12 Strategic Acquisition

$13.1 $23.6 $18.7 $17.8 Q2 '13 Q3 '13 Q4' 13 Q1' 14 $31.1 $32.5 $32.6 $33.1 Q2 '13 Q3 '13 Q4' 13 Q1' 14 – 2% growth vs. Q4 ‘13 and Q1 ‘13 – First year over year growth in 4 quarters – Not yet seeing higher infrastructure spending in Mexico – Largest impact on 2013 wire performance and key catalyst for growth Q1 LTM Wire Sales: $129.3 Sales Results Specialty Wire ($ millions) WireCo Performance Engineered Products ($ millions) Q1 LTM Engineered Products Sales: $73.2 Market Outlook – Positive momentum in order intake – Project nature of shipments staggered – Expanded product portfolio for pipe storage 13 Specialty Wire and Engineered Products

 Streamline operations  SG&A discipline  Improve processes and invest in assets and systems Margin Improvement Leadership Create global leadership structure with focus on accountability across organization Sales Growth  3 quarters with consecutive growth  $5.6M increase in sales vs. Q4 ‘13  Momentum in market outlook Cash Generation  Generate higher ROI in capital spending programs  Optimize inventory levels  Manage receivables/payables Initiatives Q1 Impact  “Go to Market” brand strategy  Customer centric  Gain share in existing markets and certain new markets  45 bps Adj. EBITDA improvement Q1 Y/Y  26 bps Adj. EBITDA improvement Q1 Q/Q  27% Adjusted EBITDA drop through on incremental sales from Q4  $12.3 million free cash flow  Cash conversion cycle continues to shorten 14 Key Initiatives

Investing to build a world class organization for sustainable long-term growth 15 Questions

Appendix

Pro Forma Sales Reconciliation ($000s) 17 Non-GAAP Reconciliations Q3 2012 Net Sales as Reported (GAAP) 200,786$ Lankhorst pre-acquisition sales 3,293 Pro forma sales (Non-GAAP) 204,079$

Adjusted Gross Profit Reconciliation ($000s) 18 Non-GAAP Reconciliations Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013 Q1 2014 Gross Profit GAAP 54,626$ 43,863$ 48,381$ 51,879$ 198,749$ 53,306$ Purchase accounting (inventory step-up and other) 923 838 393 37 2,191 - Effect of inventory optimization program - - 2,970 - ,970 - Depreciation 7,407 7,687 7,385 8,477 30, 56 7,538 Adjusted Gross Profit Non-GAAP 62,956$ 52,3 8$ 59,129$ 60,393$ 2 4,86$ 60,844$

Adjusted SG&A Reconciliation ($000s) 19 Non-GAAP Reconciliations Q1 2013 Q2 2013 Q3 2013 Q4 2013 2013 Q1 2014 SG&A - (GAAP) 36,320$ 35,860$ 36,654$ 38,497$ 147,331$ 34,538$ Share-based compensation 634 1,091 1,993 2,251 5,969 1,762 Acquisition costs 33 337 - (1) 369 12 Bank fees 311 909 389 243 1,852 - Advisory fees 1,037 1,297 1,220 997 4,551 952 Reorganization and restructuring charges 1,962 3,589 2,005 1,992 9,548 987 Sarbanes-Oxley implementation 231 - 282 193 706 - Non-cash impairment of fixed assets - - - - - 598 Other adjustments 349 376 264 96 1,085 356 Selling Depreciation 122 88 112 135 457 71 Admin Depreciation 2,088 2,330 2,303 3,328 10,049 2,279 Amortization 4,158 4,437 4,637 3,840 17,072 3,147 Adjusted SG&A (Non-GAAP) 25,395$ 21,406$ 23,449$ 25,423$ 95,673$ 24,374$

Non-GAAP Reconciliations

WireCo WorldGroup

Acquisition Adjusted EBITDA Reconciliation

($000s)

	Q3 2012	Q4 2012	2012	Q1 2013	Q2 2013	Q3 2013	Q4 2013	2013	Q1 2014
Net Loss (GAAP)	$ (6,308)	$ (7,955)	$ (18,174)	$ (11,369)	$ (13,437)	$ (644)	$ (1,554)	$ (27,004)	$ (43)
Plus:									
Interest expense, net	19,248	20,597	64,842	20,107	20,350	19,991	20,382	80,830	19,858
Income tax expense (benefit)	2,366	2,892	13,877	(1,439)	2,792	5,632	3,556	10,541	658
Depreciation and amortization	12,879	15,013	47,493	13,777	14,542	14,436	15,779	58,534	13,035
Foreign currency exchange losses (gains), net	(13,969)	(6,235)	(20,170)	10,854	(836)	(14,417)	(9,185)	(13,584)	(950)
Share-based compensation	269	659	1,466	634	1,091	1,993	2,251	5,969	1,762
Other expense (income), net	497	883	2,462	153	(866)	1,165	183	635	(755)
Loss on extinguishment of debt	2,358	-	2,358	-	-	-	-	-	-
Acquisition costs	4,533	639	11,304	33	337	-	(1)	369	12
Purchase accounting (inventory step-up and other)	6,776	1,695	8,471	923	838	393	37	2,191	-
Bank fees	555	638	2,232	311	909	389	243	1,852	-
Advisory fees	867	890	3,438	1,037	1,297	1,220	997	4,551	952
Reorganization and restructuring charges	1,292	3,509	6,181	1,962	3,589	2,005	1,992	9,548	987
Sarbanes-Oxley implementation	237	380	1,529	231	-	282	193	2,970	-
Effect of inventory optimization program	-	-	-	-	-	2,970		-	-
Non-cash impairment of fixed assets	-	-	-	-	-	-	-	-	598
Other adjustments	13	258	726	349	376	264	96	1,791	356
Adjusted EBITDA (Non-GAAP)	31,613	33,863	128,035	37,563	30,982	35,679	34,969	139,193	36,470
Lankhorst pre-acquisition Adjusted EBITDA	2,220	-	15,908	-	-	-	-	-	-
Acquisition Adjusted EBITDA (Non-GAAP)	**$ 33,833**	**$ 33,863**	**$143,943**	**$ 37,563**	**$ 30,982**	**$ 35,679**	**$ 34,969**	**$139,193**	**$ 36,470**

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Adjusted Working Capital ($ millions) 21 Non-GAAP Reconciliations Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 A/R as reported 160$ 153$ 174$ 172$ 160$ 149$ 160$ Pro forma A/R 160 153 174 172 160 149 160 Inv ntory as reported 268 248 239 244 235 228 240 Pro forma Inventory 268 248 239 244 235 228 240 A/P as reported 91 83 84 83 74 76 89 Pro forma A/P 91 83 84 83 74 76 89 Adjusted Working Capital (Non-GAAP) 337$ 318$ 329$ 333$ 321$ 301$ 311$

Free Cash Flow Reconciliation ($000s) 22 Non-GAAP Reconciliations Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Net cash provided used in operating activities (GAAP) 8,795$ 2,2 5$ 2,1 6$ (10,468)$ 7,358$ 16,145$ 5,650$ L ss: ca ital expenditures (20,419) (13, 53) (11,498) (6,826) (4,190) ( ,839) (3,20) Effect of exchang rates on cash and cash equivalents 2,750 802 ( ,005) 395 849 686 46 Other items (983) 4,7 933 (416) (693) 70 (187) Fre Cash Flow (Non-GAAP) (9,857)$ (5,534)$ 546$ (17,3 5)$ 33,324$ 10,662$ 12,309$

Net Debt Reconciliation ($000s) 23 Non-GAAP Reconciliations Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Borrowings under Revolving Loan Facility 32,800$ 50,276$ 48,676$ 63,826$ 37,376$ 32,000$ 18,500$ Short-term borrowings - 1,594 - - - - - Polish Debt due 2014 25,142 25,882 16,332 16,110 17,047 8,860 8,810 Term Loan due 2017 335,000 334,163 333,325 332,488 331,650 330,813 329,975 9.50% Senior Notes due 2017 425,000 425,000 425,000 425,000 425,000 425,000 425,000 11.75% Senior Notes due 2017 82,500 82,500 82,500 82,500 82,500 82,500 82,500 Other indebtedness 4,298 575 782 633 622 688 491 Capital lease obligations 6,591 6,045 5,780 5,101 3,464 3,333 3,659 Total debt at face value plus capital lease obligations (GAAP) 911,331 926,035 912,395 925,658 897,659 883,194 868,935 Less: Cash and cash equivalents (44,328) (49,244) (36,303) (33,717) (38,566) (34,987) (33,373) Less: Restricted cash - (4,254) (4,101) (2,635) (3,111) (2,887) (2,551) Net Debt (Non-GAAP) 867,003$ 872,537$ 871,991$ 889,306$ 855,982$ 845,320$ 833,011$